UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: April 2, 2008

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

American Airlines, Inc. is filing herewith a press release issued on April 2, 2008 as Exhibit 99.1, which is included herein.  This press release was issued to report March traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  April 3, 2008

EXHIBIT INDEX

ExhibitDescription

99.1 Press Release

                                                                                     CONTACT:              Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE: Wednesday, April 2, 2008

AMERICAN AIRLINES REPORTS MARCH TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported a March load factor of 83.9 percent – an improvement of 1.5 points compared to the same period last year.  Traffic decreased 2.8 percent year over year as capacity decreased 4.6 percent.
Domestic traffic decreased 5.9 percent year over year on 6.7 percent less capacity.  International traffic increased by 3.0 percent relative to last year on a capacity decrease of 0.6 percent.
American boarded 8.2 million passengers in March.

About American Airlines
American Airlines is the world's largest airline.  American, American Eagle and the AmericanConnection® airlines serve 250 cities in over 40 countries with more than 4,000 daily flights.  The combined network fleet numbers more than 1,000 aircraft.  American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers.  American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own.  Together, its members serve nearly 700 destinations in over 140 countries and territories.  American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation.  AmericanAirlines, American Eagle, the AmericanConnection® airlines, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)
Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	March
		2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		11,595,395	11,933,419	-2.8%
	D.O.T. DOMESTIC	7,398,997	7,860,017	-5.9
	INTERNATIONAL	4,196,398	4,073,402	3.0
	ATLANTIC	1,518,451	1,521,640	-0.2
	LATIN AMERICA	2,216,273	2,045,369	8.4
	PACIFIC	461,674	506,393	-8.8
AVAILABLE SEAT MILES (000)
SYSTEM		13,816,473	14,476,789	-4.6%
	D.O.T. DOMESTIC	8,707,248	9,335,240	-6.7
	INTERNATIONAL	5,109,225	5,141,549	-0.6
	ATLANTIC	1,865,638	1,901,153	-1.9
	LATIN AMERICA	2,719,426	2,667,573	1.9
	PACIFIC	524,161	572,823	-8.5
LOAD FACTOR
SYSTEM		83.9%	82.4%	1.5	Pts
	D.O.T. DOMESTIC	85.0	84.2	0.8
	INTERNATIONAL	82.1	79.2	2.9
	ATLANTIC	81.4	80.0	1.4
	LATIN AMERICA	81.5	76.7	4.8
	PACIFIC	88.1	88.4	-0.3
PASSENGERS BOARDED		8,238,862	8,580,751	-4.0%

SYSTEM CARGO TON MILES (000)		174,239	190,584	-8.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD March
		2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		32,488,003	32,566,505	-0.2%
	D.O.T. DOMESTIC	20,688,181	21,341,106	-3.1
	INTERNATIONAL	11,799,822	11,225,399	5.1
	ATLANTIC	4,052,213	3,940,384	2.8
	LATIN AMERICA	6,428,129	5,927,820	8.4
	PACIFIC	1,319,479	1,357,195	-2.8
AVAILABLE SEAT MILES (000)
SYSTEM		41,052,576	41,680,869	-1.5%
	D.O.T. DOMESTIC	25,821,203	26,800,654	-3.7
	INTERNATIONAL	15,231,373	14,880,214	2.4
	ATLANTIC	5,498,428	5,409,816	1.6
	LATIN AMERICA	8,122,019	7,816,883	3.9
	PACIFIC	1,610,926	1,653,516	-2.6
LOAD FACTOR
SYSTEM		79.1%	78.1%	1.0	Pts
	D.O.T. DOMESTIC	80.1	79.6	0.5
	INTERNATIONAL	77.5	75.4	2.0
	ATLANTIC	73.7	72.8	0.9
	LATIN AMERICA	79.1	75.8	3.3
	PACIFIC	81.9	82.1	-0.2
PASSENGERS BOARDED		23,048,023	23,304,354	-1.1%

SYSTEM CARGO TON MILES (000)		505,118	523,712	-3.6%

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The address is http://www.aa.com